EXHIBIT 10.28
                                      NASD

                           SUBORDINATED LOAN AGREEMENT

                                      SL-1

                                AGREEMENT BETWEEN


Lender    BNY Clearing Services LLC
      --------------------------------------------------------------------------
                                     (Name)

111 East Kilbourn Avenue
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                                (Street Address)

Milwaukee                   Wisconsin                           53202
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         (City)              (State)                             (Zip)


                                       AND

Broker-Dealer       Kirlin Securities, Inc.
             -------------------------------------------------------------------
                                     (Name)

                              6901 Jericho Turnpike
--------------------------------------------------------------------------------
                                (Street Address)

Syosset                      New York                             11791
--------------------------------------------------------------------------------
         (City)              (State)                              (Zip)


NASD ID NO.:
            --------------------------------------------------------------------


DATE FILED:
           ---------------------------------------------------------------------

                                      NASD
                           SUBORDINATED LOAN AGREEMENT


                  AGREEMENT dated March 21, 2002, to be effective March 21, 2002 between BNY Clearing Services LLC (the "Lender") and Kirlin Securities, Inc. (the "Broker-Dealer").

                  In consideration of the sum of $2,500,000 and subject to the terms and conditions hereinafter set forth, as well as in the Addendum attached hereto and made a part hereof, the Broker- Dealer promises to pay to the Lender or assigns on __________________1 (the "Scheduled Maturity Date") the aforedescribed sum and interest thereon payable at the rate of _______2 percent per annum from the effective date of this Agreement, which date shall be the date so agreed upon by the Lender and the Broker-Dealer unless otherwise determined by the National Association of Securities Dealers, Inc. ("NASD"). This Agreement shall not be considered a satisfactory subordination agreement pursuant to the provisions of 17 CFR 240.15c3-1d unless and until the NASD has found the Agreement acceptable and such Agreement has become effective in the form found acceptable.

                  The cash proceeds covered by this Agreement shall be used and dealt with by the Broker-Dealer as part of its capital and shall be subject to the risks of the business. The Broker- Dealer shall have the right to deposit any cash proceeds of this Subordinated Loan Agreement in an account or accounts in its own name in any bank or trust company.

                  The Lender irrevocably agrees that the obligations of the Broker-Dealer under the Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payment or provision for payment in full of all claims of all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Payment Obligation (as defined herein) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d, except for claims which are the subject of subordination agreements which rank on the same priority as, or are junior to the claim of the Lender under such subordination agreements.

I.       PERMISSIVE PREPAYMENTS

                  At the option of the Broker-Dealer, but not at the option of the Lender, payment of all or any part of the "Payment Obligation" amount hereof prior to the Scheduled Maturity Date may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD, but in no event may any prepayment be made before the expiration of one year from the date this Agreement became effective. No prepayment shall be made if, after giving effect thereto (and all payments of Payment Obligations under any other subordination agreements then outstanding, the maturity or accelerated maturity of which are scheduled to fall due either within six months after the date such prepayment is to occur or on or prior to the date on which the Payment Obligation hereof
--------
1        See paragraph 2 of the Addendum
2        See paragraph 1 of the Addendum
is scheduled to mature, whichever date is earlier), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 1000 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commissions merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customers account), if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3- 1 or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or "self-regulatory" body having appropriate authority.

II.      SUSPENDED REPAYMENTS

                  (a) The Payment Obligation of the Broker-Dealer shall be suspended and shall not mature if, after giving effect to such payment (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customers account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

                  (b) The Broker-Dealer agrees that if its obligation to pay the principal amount hereof is suspended for a period of six months, the Broker-Dealer will thereupon commence a rapid and orderly complete liquidation of its business. The date on which the liquidation commences shall be the maturity date for each subordination agreement of the Broker-Dealer then outstanding.

III. ACCELERATED MATURITY OF THE SUBORDINATION AGREEMENT UPON THE OCCURRENCE OF AN EVENT OF ACCELERATION (OPTIONAL)

                  By prior written notice delivered to the Broker-Dealer at its principal office and to the NASD upon the occurrence of any Event of Acceleration (as defined herein), given no sooner than six months from the effective date of this Agreement, the Lender may accelerate such Payment

Obligation to the last business day of a calendar month not less than six months after the receipt of such notice by both the Broker-Dealer and the NASD. If, upon such accelerated maturity ,the Payment Obligation of the Broker-Dealer is suspended pursuant to paragraph II of this Agreement, and liquidation of the Broker Dealer has not commenced on or prior to such accelerated maturity date, such Agreement shall mature on the day immediately following such accelerated maturity date and, in any event, the Payment Obligations of the Broker-Dealer with respect to all other subordination agreements then outstanding shall also mature at the same time. Events of Acceleration which may be included shall be limited to:

               (a) Failure to pay interest or any installment of principal on this Agreement as scheduled;

               (b) Failure to pay when due other money obligations of a specified material amount;

               (c) Discovery that any material, specified representation or warranty of the broker-dealer which is included in this Agreement and on which this Agreement was based or continued was inaccurate in a material respect at the time made; or

               (d) The following specified and clearly measurable event(s), which the Lender and Broker-Dealer agree (i) is a significant indication that the financial position of the Broker-Dealer has changed materially and adversely from agreed upon specified norms; or (ii) could materially and adversely affect the ability of the Broker-Dealer to conduct its business as conducted on the effective date of the subordination agreements; or (iii) is a significant change in the senior management or in the general business conducted by the Broker-Dealer from the date this Agreement became effective; or (iv) constitute continued failure to perform agreed-upon covenants included in this Agreement relating to the maintenance and reporting by the Broker-Dealer of its financial position or relating to the conduct of its business.

                  The events of Acceleration as discussed in paragraphs (a) through (d) with respect to this Agreement are enumerated below:

                  See paragraph 6 of the Addendum.

IV. ACCELERATED MATURITY OF THE SUBORDINATION AGREEMENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT

               (a) If the liquidation of the business of the Broker-Dealer has not already commenced, the Payment Obligation shall mature, together with accrued interest or compensation, upon the occurrence of an Event of Default, as hereinafter defined.

               (b) Further, if liquidation of the business of the Broker-Dealer has not already commenced, the rapid and orderly liquidation of the business of the Broker-Dealer shall then commence upon the happening of an Event of Default, and the date of said Event of Default shall be the date on which the Payment Obligations of the Broker-Dealer with respect to all other subordination agreements then outstanding shall mature.

                Events of Default which may be included shall be limited to:

                    (i) The filing of an application by the Securities Investor Protection Corporation for a decree adjudicating that customers of the Broker-Dealer are in need of protection under the Securities Investor Protection Act of 1970 and the failure of the Broker-Dealer to obtain the dismissal of such application within 30 days;

                    (ii) The aggregate indebtedness of the Broker-Dealer exceeding 1500 percent of its net capital or, in the case of a Broker-Dealer which has elected to operate under paragraph (a)(1)(ii) of 17 CFR 240.15c-1, its net capital computed in accordance therewith is less than 2 percent of its aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 4 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account) if greater, throughout a period of 15 consecutive business days, commencing on the day the Broker-Dealer first determines and notifies the Lender and the NASD, or the NASD or the Commission first determines and notifies the Broker-Dealer of such fact;

                    (iii) Revocation by the Commission of the registration of the Broker- Dealer;

                    (iv) Suspension by the NASD (without reinstatement within 10 days) or revocation of the Broker-Dealer's status as a member thereof; and,

                    (v) Receivership, insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer.

V.       NOTICE OF MATURITY OR ACCELERATED MATURITY

                  The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker- Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph
(a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commissions merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less that 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1, or such greater dollar amount as may be made applicable to the Broker- Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

VI. BROKER-DEALERS CARRYING THE ACCOUNTS OF SPECIALISTS AND MARKET MAKERS IN LISTED OPTIONS

                  A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority.

VII.     BROKER-DEALERS REGISTERED WITH CFTC

                  If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the Organization agrees, consistent with the requirements of 1.17(h) of the regulations of the CFTC (17 CFR 1.17(h)), that:

                  (a) Whenever prior written notice by the Broker-Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Accountant of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the Organization's designated self-regulatory organization (the "DSRO");

                  (b) Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-Dealer shall also obtain the prior written consent, permission or approval of the CFTC (and/or the DSRO); and,

                  (c) Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-Dealer shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

VIII.    GENERAL

                  This Agreement shall not be subject to cancellation by either the Lender or the Broker-Dealer, and no payment shall be made, nor the Agreement terminated, rescinded, or modified by mutual consent or otherwise if the effect thereof would be inconsistent with the requirements of 17 CFR 240.15c3-1 and 240.15c3-1d.

                   The Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or otherwise disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereon without the prior written consent of the NASD.

                  In the event of the appointment of a receiver or trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker- Dealer, the Payment Obligation of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker- Dealer until all claims of all other present and future creditors of the Broker-Dealer, whose claims are senior hereto, have been fully satisfied.

                  The Lender irrevocably agrees that the loan evidenced hereby is not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the By-Laws, rules and practices of the NASD. The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors and stockholders as the Lender deems necessary and appropriate under the circumstances. The Lender is not relying upon the NASD to provide any information concerning or relating to the Broker-Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

                  The term "Broker-Dealer" as used in this Agreement shall include the broker-dealer, its heirs, executors, administrators, successors, and assigns.

                  The term "Payment Obligation" shall mean the obligation of the Broker-Dealer to repay cash loaned to it pursuant to this Subordinated Loan Agreement.

                  The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender and their respective heirs, executors, administrators, successors and assigns.

                  This instrument, together with the Addendum and Exhibit 3 attached hereto, embodies the entire agreement between the Broker-Dealer and Lender and no other evidence of such agreement has been or will be executed without the prior written consent of the NASD.

                  IN WITNESS WHEREOF the parties have set their hands and seal this 21st day of March, 2002.

                                           KIRLIN SECURITIES, INC.
                                          -------------------------------------
                                                    (Name of Broker-Dealer)


                                           By:   /s/ David O. Lindner       L.S.
                                              ------------------------------
                                                    (Authorized Person)

                                           BNY CLEARING SERVICES LLC
                                           -------------------------------------
                                                    (Lender)


                                           By:   /s/
                                              ----------------------------------

                                           FOR NASD USE ONLY


                                           ACCEPTED BY
                                                      --------------------------
                                                                     (Name)

                                                       -------------------------
                                                                     (Title)


                                           EFFECTIVE DATE:
                                                          ----------------------
                                           LOAN NUMBER:
                                                          ----------------------
                                        7

                           SUBORDINATED LOAN AGREEMENT
                              LENDER'S ATTESTATION

                  It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

               1. I have received and reviewed a reprint of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.

               2.   I am aware  that the  funds or  securities  subject  to this
                    Agreement  are  not  covered  by  the  Securities   Investor
                    Protection Act of 1970.

               3. I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

               4.   On  the  date  this   Agreement   was  entered   into,   the
                    broker-dealer carried funds or securities for my account. (State Yes or No) No.

               5. Lender's business relationship to the broker-dealer is Clearing firm.

               6. If not a partner or stockholder actively engaged in the business of the broker-dealer, acknowledge receipt of the following:

                    a. Certified audit and accountant's certificate dated _______________,

                    b. Disclosure of financial and/or operational problems since the last certified audit which required reporting pursuant to SEC Rule 17a-11 (If no such reporting was required, state "none") ________________

                    c.   Balance sheet and  statement of ownership  equity dated
                         ___________

                    d. Most recent computation of net capital and aggregate indebtedness or aggregate debit items dated
                         _________________, reflecting a net capital of $_______________ and a ratio of ____________________

                    e.   Debt/equity   ratio  as  of   ____________________   of
                         _______________

                    f.   Other disclosures:_____________________________________


Dated:   _________________, 2002            ____________________________ (L.S.)
                                                      (Lender)

                                                                  Execution Copy

                           ADDENDUM TO NASD FORM SL-1
                           SUBORDINATED LOAN AGREEMENT

         This is an Addendum (this "Addendum") to the Subordinated Loan Agreement (as supplemented hereby, the "Loan Agreement"), dated March 21, 2002, by and between KIRLIN SECURITIES, INC., a Delaware corporation (referred to in this Addendum as the "Broker-Dealer" or the "Borrower") and BNY CLEARING SERVICES LLC, a Delaware limited liability company (the "Lender"). Capitalized terms used herein that are defined in the Loan Agreement shall have the meanings therein defined.

         Notwithstanding anything to the contrary contained in the Loan
Agreement:

1.       Interest:

         The principal amount hereof (the "Loan") shall bear no interest prior to maturity. After maturity, whether by acceleration or otherwise, the Loan shall bear interest, whether before or after the entry of judgment thereon, calculated on the basis of a 360-day year for the actual number of days elapsed, at a rate per annum equal to 2% plus a rate of interest per annum equal to the rate (the "BNY Rate") of interest publicly announced in New York City by The Bank of New York ("BNY") from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate. The Borrower acknowledges that the BNY Rate is not the lowest rate of interest charged by BNY or the Lender for loans. Any change in the interest rate resulting from a change in the BNY Rate shall become effective as of the opening of business on the day on which such change shall become effective.

2.       Payments; Prepayments:

         The Loan shall be payable in 9 installments of principal in the following amounts on the following dates: $250,000 on March 31, 2003, $62,500 on the last day of each June, September, December and March thereafter, until March 31, 2005 on which date the entire unpaid principal balance of the Loan shall be due and payable. Each payment of principal of the Loan shall be paid to the credit of the Lender's account no. 8900402148 maintained at the office of BNY at One Wall Street, New York, New York (Routing #021000018), or at such other place as the Lender may specify from time to time, in lawful money of the United States in immediately available funds, failing which, unless the Payment Obligation is suspended as provided in the Loan Agreement, the Lender shall be entitled to all of the rights and remedies of an unpaid creditor with a matured debt provided by law, subject to the provisions for subordination set forth in the Loan Agreement. The Borrower shall have the right to prepay the Loan at any time and from time to time, without premium or penalty, subject to the provisions of paragraph I of the Loan Agreement. Amounts paid or prepaid may not be reborrowed. Prepayments shall be applied to installments due on the Loan in the inverse order of the maturity thereof.

3.       Representations and Warranties:

         The Borrower represents and warrants that on the date hereof as well as on the date of the making of the Loan:

         (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect.

         (b) it has full power and authority to enter into the Subordinated Loan Agreement, dated the date hereof (the "Loan Agreement"), to make the borrowing contemplated thereunder, and to perform its obligations thereunder, all of which have been duly authorized by all proper and necessary action and none of which will conflict with any provision of any law, rule, regulation, judgment, writ or order which is binding upon the Borrower, or with the Borrower's certificate of incorporation and by-laws (the Borrower's "Organization Documents"), or result in a breach of or constitute a breach under any material agreement, indenture, or note to which the Borrower is a party or which is binding upon it or its properties,

         (c) it is not in default under any law, rule, regulation, judgment, writ or order or any such agreement, indenture, or note that could reasonably be expected to have a Material Adverse Effect,

         (d) the obligations of the Borrower under the Loan Agreement will constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms,

         (e) without in any way affecting the provisions of the fourth unnumbered paragraph of paragraph X. of the Loan Agreement, it is a member firm in good standing of the NASD and is registered as a broker-dealer with the SEC,

         (f) the Borrower's most recent financial statements (dated September 30, 2001) and FOCUS Report (dated October 31, 2001), copies of which have been delivered to the Lender, have been prepared in conformity with GAAP, and present fairly the financial condition of the Borrower as at such dates and the results of its operations for such periods,

         (g) since the date of such financial statements, there has been no Material Adverse Change and no litigation is pending or threatened which, if determined adversely to the Borrower, could reasonably be expected to constitute a Material Adverse Change,

         (h) the Borrower is not in arrears regarding any assessment by SIPC,

         (i) no authorization, consent or approval of any governmental body (except approval of the Loan Agreement and the Loan by the Examining Authority pursuant to 17 CFR 240.15c3-1) is or will be necessary to the valid execution, delivery or performance by the Borrower of the Loan Agreement,

         (j) the Borrower has filed (or has obtained extensions of the time by which it is required to file) all United States federal income tax returns and all other material tax returns required to be filed by it and has paid all taxes shown due on the returns so filed as well as all other taxes, assessments and governmental charges which have become due, and

         (k) the Borrower is, and after giving effect to the Loan, will be in compliance with the net capital requirements of 17 CFR 240.15c3-1 applicable to the Borrower.

4.       Affirmative Covenants:

         Until the Loan is made, and thereafter so long as the Loan remains outstanding and unpaid, unless the Lender shall otherwise consent in writing, the Borrower agrees that it will:

         4.1. Reporting Requirements.

         (a) Furnish to the Lender within 90 days of the closing of each year a copy of the annual audit report for such year for the Borrower, including therein a balance sheet (which will include the goodwill account on such balance sheet) and statement of income and retained earnings of the Borrower for such year, in each case prepared in accordance with GAAP as applied to security brokers and dealers and certified by Goldstein Golub Kessler, or other independent certified public accountants selected by the Borrower, which audit report shall be unqualified and accompanied by a certificate of such accountants stating that in the course of the regular audit of the accounts of the Borrower, which audit was conducted by such accountants in accordance with generally accepted auditing standards, such accountants have obtained no knowledge that an Event has occurred, or if, in the opinion of such accountants, any Event has occurred, a statement as to the nature thereof.

         (b) Furnish to the Lender promptly upon the filing thereof with any national securities exchange or registered national securities association, a copy of each report as to the Borrower filed on any Part of Form X-17A-5.

         (c) Furnish to the Lender from time to time such further information regarding the business, affairs and financial condition of the Borrower as the Lender may reasonably request.

         (d) Give the Lender prompt written notice upon becoming aware of any Event or a breach or violation of any provision of paragraph 5 or 6 of this Addendum.

         (e) Permit the Lender and any duly authorized representative of the Lender upon two Business Days' notice or, if an Event has occurred and is continuing, during normal business hours, to examine the books and records of the Borrower and make copies or extracts therefrom.

         4.2. Existence, etc.

                  Maintain its existence as a corporation under the laws of the State of its incorporation and maintain its membership in the NASD in good standing (provided that nothing contained herein shall limit the operation of the fourth unnumbered paragraph of paragraph X of the Loan Agreement) and maintain its registration as a broker and dealer with the SEC in full force and effect and, if the Borrower is registered as a futures commission merchant, maintain its registration in such capacity with the CFTC.

         4.3. Notices.

                  Promptly notify the Lender of (a) any action, suit or proceeding (including any arbitration proceeding) that could reasonably be expected to have a Material Adverse Effect, and (b) any Material Adverse Change.

         4.4. Payment of Obligations.

                  Make each payment of (i) principal on the Loan, and (ii) all other amounts owing under this Agreement when due and payable in accordance with the provisions hereof.

         4.5. Insurance.

                  Insure and keep insured all of its property of an insurable nature against fire and other casualties in such manner as like properties are usually insured by others operating properties of similar character in a similar locality and maintain at all times with one or more responsible insurance companies brokers' blanket bond insurance covering the Borrower, the face amount of which brokers' blanket bond insurance shall be not less than that required by the NASD and the deductibility feature of which shall not be greater than $100,000.

         4.6. Payment of Taxes and Claims.

                  Duly pay and discharge, or cause to be paid and discharged, all material taxes, assessments, and other governmental charges imposed upon it or its properties or any parts thereof or income and profits therefrom, except such items as are being appropriately contested in good faith, provided that there shall be set aside on its books reserves deemed adequate by it with respect thereto.

         4.7. Maintenance of Properties.

                  Keep all of its properties necessary in its business, in the judgment of the Borrower, in good working order and condition, ordinary wear and tear excepted.

         4.8. Plans.

                  So long as the Borrower maintains or is required to make employer contributions to any Plan, (i) make at all times timely payments of contributions required to meet the minimum funding standard set forth in ERISA and the Code with respect to employees of the Borrower who are participants in such Plan, and (ii) furnish to the Lender promptly if and when any member of the Controlled Group (a) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC; (b) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (c) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice.

         4.9. Compliance with Agreements.

                  Comply with all applicable provisions of all material agreements, indentures, leases, contracts and other documents binding upon it or any of its properties, except to the extent that non-compliance therewith would not be reasonably expected to have a Material Adverse Effect.

         4.10. Compliance with Law.

                  Comply in all material respects with all laws, rules and regulations of the SEC, the NASD, the CFTC and all other bodies having power to regulate the activities of the Borrower, except to the extent that non-compliance therewith would not have a Material Adverse Effect.

         4.11. Net Capital Requirement.

                  Continue to elect the net capital requirement set forth in paragraph (a)(1)(i) of Rule 15c3-1.

         4.12. Net Capital.

                  Maintain its Net Capital at all times (i) until December 31, 2003 in an amount at least equal to the sum of $250,000 plus 100% of the amount of net capital the borrower is required to maintain under Rule 15c3-1 (ii) thereafter in an amount at least equal to the sum of the outstanding principal balance of the Loan plus 100% of the amount of net capital the borrower is required to maintain under Rule 15c3-1.

         4.13. Senior Subordinated Debt.

                  Maintain at all times the Loan and the Note so as to be senior in right of payment to any other present or future Subordinated Debt of the Borrower, including making express written provision therein that the Loan and the Note are senior in right of payment thereto.

5.       Negative Covenants:

         So long as the Loan remains unpaid, unless the Lender shall otherwise consent in writing, the Borrower agrees that it will not:

         5.1. Sale of Assets; Mergers and Consolidations.

         (a) Liquidate, sell, transfer, convey or lease any part of its property which accounts for more than 33% of its assets, except for sales of securities and bank debt in the ordinary course of business, or (b) merge or consolidate with or into any other Person unless the Borrower is the survivor thereof.

         5.2. Nature of Business.

                  Permit any material change to be made in the general character of the business of the Borrower as carried on at the date hereof.

6.       Events of Acceleration:

         The Events of Acceleration discussed in paragraphs (a) through (d) of paragraph IV of the Loan Agreement are: the Borrower fails to make any payment of principal on the Loan when due; any material representation or warranty contained herein or in any document furnished in compliance herewith or in reference hereto shall have been false or misleading in any material respect when made; the Borrower fails to perform or observe any covenant contained in paragraphs 4.1(e), 4.2, 4.12, 4.13 or any paragraph of paragraph 5 above which failure is not remedied immediately upon the earlier of such failure becoming known to the Borrower or the Lender notifying the Borrower thereof; the Borrower fails to comply with any other covenant or provision hereof for more than 30 days after the earlier of such failure becoming known to the Borrower or the Lender notifying the Borrower thereof; the Borrower or any Subsidiary fails to make payment when due (whether by acceleration or otherwise) on the principal of or interest on any other Indebtedness which default shall continue beyond the period of grace, if any, provided with respect thereto; Indebtedness of the Borrower or any Subsidiary in an aggregate amount in excess of $100,000 in an aggregate amount in excess of $100,000 shall have been accelerated so that the same shall become due and payable prior to the date on which the same would otherwise become due and payable; judgments against the Borrower and its Subsidiaries in an aggregate amount in excess of $100,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of more than 30 days; the Payment Obligation shall be suspended for 30 or more days; the Borrower shall cease to be a member organization of the NASD; the NASD shall suspend and not reinstate within 10 days the Borrower or revoke its membership as a member firm or the SEC or the NASD shall make a decision, enter an order or take other action which materially, adversely affects the Borrower's business and such decision, order or action shall continue unstayed and in effect for 30 or more days; the Borrower shall fail to file any report or information required pursuant to SIPA or to pay when due all or any part of an assessment made upon it pursuant to SIPA, and such failure shall not have been cured within 10 days after receipt by it of notice of such failure given by or on behalf of SIPC.

7.       Other Provisions:

         No delay on the part of the Lender in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. In addition to the notice requirements contained in the Loan Agreement, all notices, requests and demands to or upon the parties hereto to be effective shall be in writing and, unless otherwise expressly provided therein, shall be sent by hand, or by certified mail, with postage prepaid, return receipt requested, or any reputable overnight carrier that provides proof of receipt, sent to the address set forth on the cover page to the Loan Agreement, or to such other addresses as to which a party hereto may be hereafter notified by the other party hereto. Notices which are delivered by hand or courier prior to 5:00 p.m., local time, shall be deemed delivered on the date of actual delivery. Hand or courier delivery after 5:00 p.m., local time, shall be deemed delivered on the next business day and notices sent by mail shall be deemed delivered on the fifth business day after the date of mailing. The Borrower may not assign, delegate or transfer any of its rights or obligations under the Loan Agreement without the prior written consent of the Lender and the prior written approval of the NASD, the Loan Agreement is being signed and delivered in New York, New York, and the parties hereto agree that the Loan Agreement shall be construed in accordance with the internal laws of the State of New York without regard to principles of conflict of laws, any taxes enacted after the date hereof (excluding taxes based upon or measured by income) payable to any Federal or State authority in respect of the Loan Agreement shall be paid by the Borrower, together with interest and penalties (except any interest and penalties imposed by reason of the negligence or misconduct of the Lender), if any, the Borrower agrees to reimburse the Lender for any and all reasonable expenses paid or incurred by it in connection with the, enforcement of the Loan Agreement or of any right or claim in connection therewith, including, without limitation, reasonable attorneys' fees, whether or not suit is instituted, this Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract, the Loan Agreement and any separate letter agreements with respect to fees payable to the Lender constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, except as provided above, the Loan Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received a counterpart hereof which bears the signature of the Borrower (and it shall become effective as a subordinated loan meeting the requirements of 17 CFR 240.15c3-1 when it shall have been approved by the NASD) and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, delivery of an executed counterpart of the Loan Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof, every provision of the Loan Agreement is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction, the Borrower hereby irrevocably submits to the personal jurisdiction of any New York State or Federal Court sitting in the County of New York over any suit, action or proceeding arising out of or relating to the Loan Agreement, the Borrower irrevocably waives, to the fullest extent not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum, and agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it, process may be served in any suit, action, counterclaim or proceeding of the nature referred to in the preceding clause by mailing copies thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Borrower set forth on the cover page of the Loan Agreement or to any other address of which the Borrower shall have given written notice to the Lender, and the Borrower agrees that such service shall be deemed in every respect effective service of process upon it in any such suit, action, counterclaim or proceeding, and shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it, nothing in the Loan Agreement shall affect the right of the Lender to serve process in any manner permitted by law or limit the right of the Lender to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions in which the Borrower or any of its assets may be found, THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, OR COUNSEL TO THE LENDER, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION, AND THE BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS CLAUSE.

8.       Confidentiality.

         The Lender agrees that it will not disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or the Lender's holding or parent company) any information with respect to the Borrower which is now or in the future furnished pursuant to this Agreement, provided that the Lender may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over the Lender or the Lender's affiliates or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena binding upon it or in connection with any litigation and (iv) in order to comply with any law, order, regulation or ruling applicable to the Lender.

9.       Addendum Definitions:

         As used in this Addendum, the following terms shall have the following meanings:

         "CFTC": the Commodity Futures Trading Commission or any regulatory body which succeeds to the functions of the Commodity Futures Trading Commission.

         "Code": the Internal Revenue Code of 1986, as amended from time to time.

         "Controlled Group": all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414(b) or 414(c) of the Code.

         "ERISA":  the Employee Retirement Income Security Act of 1974.

         "Event": any Event of Default, Event of Acceleration or Event of Suspension.

         "Event of Acceleration": any of the events set forth in paragraph 6 of this Addendum.

         "Event of Default": any of the events set forth in paragraph 5 of the Loan Agreement.

         "Event of Suspension": a suspension of the Payment Obligation as provided in paragraph II of the Loan Agreement.

         "GAAP": generally accepted accounting principles in effect from time to time in the United States of America, consistently applied.

         "Indebtedness": with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by or otherwise in respect of bonds, debentures, notes or similar instruments, including seller paper, (iii) all obligations (other than trade payables) of such Person upon which interest charges are customarily paid,
(iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all guarantees by such Person of Indebtedness of others, (viii) all capital lease obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted (e.g., take-or-pay obligations) or similar obligations, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (xii) to the extent not otherwise included, all net obligations of such Person under hedging agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Loan Documents": the Loan Agreement and this Addendum.

         "Material Adverse Change": a material adverse change in (i) the financial condition, operations, business or assets or property of the Borrower,
(ii) the ability of the Borrower to perform its obligations under the Loan Documents or (iii) the ability of the Lender to enforce the Loan Documents other than as a result of an act or omission of the Lender.

         "Material Adverse Effect": a material adverse effect on (i) the financial condition, operations, business or assets or property of the Borrower,
(ii) the ability of the Borrower to perform its obligations under the Loan Documents or (iii) the ability of the Lender to enforce the Loan Documents other than as a result of an act or omission of the Lender.

         "NASD": the National Association of Securities Dealers, Inc., or any other self-regulatory organization which succeeds to the functions thereof.

         "Net Capital": shall have the meaning assigned to that term in Rule 15c3-1.

         "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any entity succeeding to the functions thereof.

         "Plan": at any time an employee pension benefit plan which is covered by Title IV of ERISA and is either (i) maintained by the Borrower for employees of the Borrower or (ii) maintained pursuant to a collective bargaining agreement or similar arrangement under which more than one employer makes contributions and to which the Borrower is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Property": in respect of any Person, all types of real, personal, tangible, intangible or mixed property and all types of tangible or intangible property owned or leased by such Person.

         "Reportable Event": as described in Section 4043(b) of ERISA, other than an event (excluding an event described in Section 4043(b) (1) relating to tax disqualification) with respect to which the 30 day notice requirement has been waived.

         "Rule 15c3-1": Rule 15c3-1 as promulgated by the SEC under the Act (17 CFR 240.15c3-1).

         "Street Loan": short-term advances made by the Borrower for the purpose of purchasing or carrying securities for the Borrower, or for customers of the Borrower, including, without limitation, repurchase and reverse repurchase agreements.

         "Subordinated Debt": Indebtedness of the Borrower for borrowed money subordinated to claims against the Borrower on terms constituting a satisfactory subordination agreement for purposes of Rule 15c3-1 and, if applicable, Section
1.17 of the regulations under the CEA, which in any case constitutes a portion of the Borrower's Net Capital. For the purposes of this Agreement, a Secured Demand Note accepted by the Borrower shall be deemed to constitute Subordinated Debt of the Borrower for borrowed money in an amount equivalent to the principal amount of such Secured Demand Note and shall not be deemed to include collateral pledged in excess of the principal amount of such Secured Demand Note.

         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

                                    KIRLIN SECURITIES, INC.



                                    By:    /s/ David O. Lindner
                                        ----------------------------
                                    Name:  David O. Lindner
                                    Title: Co-Chief Executive Officer

                                     BNY CLEARING SERVICES LLC



                                     By:  /s/
                                        ------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------

                                           FOR NASD USE ONLY


                                     ACCEPTED BY:
                                                      --------------------------
                                            NAME:
                                                      --------------------------
                                            TITLE:
                                                      --------------------------
                                   EFFECTIVE DATE:
                                                      --------------------------
                                      LOAN NUMBER:
                                                      --------------------------